EXCHANGE TRADED CONCEPTS TRUST

ETC 6 Meridian Hedged Equity-Index Option Strategy ETF (NYSE Arca Ticker: SIXH)

ETC 6 Meridian Low Beta Equity Strategy ETF (NYSE Arca Ticker: SIXL)

ETC 6 Meridian Mega Cap Equity ETF (NYSE Arca Ticker: SIXA)

ETC 6 Meridian Small Cap Equity ETF (NYSE Arca Ticker: SIXS)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 1, 2022 to the currently effective Summary Prospectuses,

Prospectus and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectuses, Prospectus and SAI for the Funds and should be read in conjunction with those documents.

Due to a recently discovered oversight, the Board of Trustees of Exchange Traded Concepts Trust (the “Trust”) did not approve the continuation of the investment advisory agreement between the Trust, on behalf of the Funds, and Exchange Traded Concepts, LLC (the “Adviser”) prior to the expiration of its initial term at the end of the day on May 6, 2022.

Because of the oversight, the Funds have been operating without an effective investment advisory agreement beginning May 7, 2022.  The Board took action to remedy this situation at a meeting on June 22, 2022.  Subject to shareholder approval, the Board has approved (1) a new investment advisory agreement between the Trust and the Adviser with respect to each Fund that is the same as the lapsed investment advisory agreement and (2) payment to the Adviser for its continued service to each Fund from May 7, 2022 until a new investment advisory agreement is approved by shareholders and effective. The Adviser has not received payment from the Funds for its services since the investment advisory agreement lapsed, but each Fund has continued to accrue its historic investment advisory expense equal to an annual fee of 0.61% of its average daily net assets.

Shareholders of record of each Fund will be receiving a proxy statement for the purpose of approving both the new investment advisory agreement and payment to the Adviser for its continued service since May 6, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MER-SK-004-0100